Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Borrowings
Amounts due within one year	$ 93,964	$ 103,493
Less: unamortized deferred loan issuance costs	(3,606)	(4,186)
Borrowings - current portion	90,358	99,307
Amounts due after one year	837,186	996,242
Less: unamortized deferred loan issuance costs	(5,598)	(9,791)
Borrowings - non-current portion	831,588	986,451
Total	$ 921,946	$ 1,085,758